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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 26, 1998 (except Note 16 as to which the date is August 18, 1998) included in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-24865) and related Prospectus of Medical Resources, Inc. for the Registration of 9,336,961 shares of its common stock.

                                          /s/ Ernst & Young LLP

Hackensack, New Jersey

September 9, 1998